ANNUAL
REPORT
February 28, 2001

SALOMON BROTHERS
ASSET MANAGEMENT

SALOMON BROTHERS
                                  HIGH YIELD BOND FUND
----------------------------
                                  EMERGING MARKETS DEBT FUND
INSTITUTIONAL SERIES FUNDS INC

               NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
ANNUAL REPORT AS OF FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                                                  March 19, 2001

To Our Shareholders:

We are pleased to provide you with the annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the year ended February 28, 2001.

We are proud to report that our director, Charles Barber was named Fund Trustee of the Year in March 2001 by Fund Directions, a publication of Institutional Investor, Inc. According to the article, Mr. Barber received this honor for his 'tireless efforts as a vigilant representative of shareholder interests.'

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund ('Fund') seeks to maximize total return by investing primarily in a portfolio of non-investment-grade, high-yield fixed income securities.(1) For the year ended February 28, 2001, the Fund returned negative 1.23%. In comparison, the Salomon Smith Barney High Yield Market Index ('SSB Index')(2) returned positive 2.49% for the same period.

Early in the year, continued strength in the U.S. economy and a strong equity market caused concerns that inflation would rise. As a result, in May 2000, the Federal Reserve Board ('Fed') increased the federal funds rate ('fed funds rate')(3) by 50 basis points.(4) This uncertain interest rate environment, increased volatility in the stock market and caused substantial high-yield mutual fund outflows which drove negative returns in the high-yield bond market through the first quarter of the fiscal year. However, during the summer of 2000, the high-yield bond market enjoyed some relief and positive returns as the Fed held interest rates steady in response to data hinting at a slowdown in the U.S. economy and a possible soft landing. From September to November 2000 the high-yield bond market reversed course into negative territory once again as a series of negative earnings revisions and economic data renewed concerns over sustainable economic growth and corporate profitability. Additionally, the high-yield bond market's difficulties throughout fall 2000, were exacerbated by uncertainty surrounding the U.S. elections, continued mutual fund outflows and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry.

In December, the high-yield bond market enjoyed a modest rally as well-received comments from Fed Chairman Alan Greenspan, expressing a shift in concern towards the slowing U.S. economy and away from potential inflation, sparked anticipation of interest rate cuts in the first quarter of 2001. The high-yield bond market rallied strongly in December, January and February as anticipation of interest rate cuts in December were followed by the Fed's decision to lower the fed funds rate twice in January for a total of 100 basis points, boosting market sentiment and resulting in substantial mutual fund inflows.

During the period, the high-yield bond market's top performers included gaming, cable & other media, utilities, energy, healthcare, and financials. Gaming, cable & other media, and utilities benefited from investors' preference for defensive credits. Strong natural gas prices drove outperformance in energy. Healthcare was supported by strong earnings and a favorable legislative environment. Financials

---------
(1) Investments in high-yield securities, commonly known as 'junk bonds', involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.

(2) The SSB Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(4)  A basis point is 0.01% or one one-hundredth of a percent.
                                                                          PAGE 1
outperformed as a result of the strong economic environment that existed through most of the year. The worst performers included telecommunications, automotive, metals/mining, retail, and capital goods. Telecommunications suffered from concerns regarding successful execution of business plans as well as funding concerns as the Nasdaq Composite Index(5) traded downward. Worries over an emerging slowdown in new vehicle sales and a sluggish aftermarket parts business drove underperformance in automotive. Metals/mining underperformed as a result of sharply higher levels of steel imports, declining steel demand and plummeting steel product prices. Retail and capital goods were adversely affected by heightened cyclical concerns as many investors became increasingly worried about the effects of the economic slowdown on corporate profitability. In terms of credit quality, BB, B and CCC issues generated returns of 10.45%, 0.59% and negative 14.13%, respectively, as many investors sought safety in the higher quality credit tiers, such as BB issues, while avoiding CCC and lower quality B issues due to heightened credit concerns.

In our opinion, the Fund's performance was helped by a shift to an overweighting in energy, an overweighting in gaming as well as by underweightings in telecommunications and metals/mining. The Fund's performance was adversely affected, however, by overweightings in retail, automotive and capital goods and by underweightings in healthcare and utilities. During the course of its fiscal year, the Fund responded to the increased market volatility by increasing its exposure to higher quality credits and to sectors tied less to fluctuations in economic growth, such as gaming, healthcare and energy, while reducing its holdings in lower-rated securities and more cyclical sectors, including automotive and metals/mining.

On February 28, 2001, the high-yield bond market, as measured by the SSB Index, had an average yield of 12.25%, up from 11.85% on February 29, 2000. The excess yield over U.S. Treasuries was 7.49%, up from 5.37% on February 29, 2000. We believe that these levels represent attractive long-term value.

Yet, while current valuations appear attractive, we expect the high-yield bond market to continue to experience volatility in the near-term as the longer-term positive effects of any Fed interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity, and (v) equity market volatility. In light of these conditions, we are continuing to pursue a conservative investment strategy geared to accumulating BB-rated credits in non-cyclical industries.

EMERGING MARKETS DEBT FUND

The Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') seeks to maximize total return by primarily investing in debt securities of government related and corporate issuers located in emerging market countries.(6) For the year ended February 28, 2001, the Fund returned 13.39%. In comparison the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(7) returned 14.67% for the same period.

---------
(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(6) Many emerging market countries in which the fund invests have markets that are less liquid, more volatile, and have a greater risk of loss than markets in the U.S. and other developed countries.

(7) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
PAGE 2

During the Fund's year ended February 28, 2001 the emerging debt market performed well, as measured by the EMBI+. Improving economic and credit fundamentals, supportive global liquidity, and the entrance of new investors drove the emerging debt market's returns for the fiscal year. Portfolio flows improved throughout the fiscal year as Mexico's upgrade to investment-grade(8) status attracted a broader group of investors to that asset class. This trend continued in January 2001 but slowed with the overall level of economic activity. This improved technical position helped the asset class decouple from other risk-oriented markets as it outperformed most financial assets, especially U.S. and European high-yield bond and global equities in 2000.

Moreover, the Fund's fiscal year commenced with the Fed aggressively shifting its neutral bias on the U.S. economy to a more hawkish inflationary stance, raising interest rates by 75 basis points to 6.50%. More recently the market received a boost as the Fed reversed its focus on the U.S. economy from inflation to weakness and commenced easing interest rates. The Fed eased rates by 100 basis points in January 2001 bringing overnight rates to 5.50%.(9) The Fed's changing bias was necessitated by evidence that U.S. economic growth has slowed considerably in recent months.

Oil prices, an important driver of value in the emerging debt markets continue to remain at high levels. Russia, Venezuela and Mexico are major oil producers and benefit from high oil prices. Prices fluctuated during the period, ranging from a low of $21.37 to a high of $32.97. Prices ended the period at $27.50. Stable or slightly weaker oil prices will be a modest benefit for the oil importers, without significantly undermining the very strong external and fiscal performance of the major oil exporters.

Return volatilities(10) for emerging markets debt also declined over year-earlier levels. The decline in volatility is a function of reduced leverage(11) in the market coupled with expanded investor interest in the asset class. Twelve-month volatility for emerging markets debt averaged approximately 8.31%, dramatically below the 17% long-term historical level of the EMBI+.

Overall market performance for the fiscal year was more evenly distributed than previous years. In addition to Ecuador and Russia, the top performers, six other countries outperformed the EMBI+ return. Spreads(12) in the market tightened from 816 basis points over U.S. Treasuries at the beginning of the fiscal year to 748 basis points at fiscal year-end.

For the year ended February 28, 2001 outperformers in the emerging markets included Ecuador, Russia, Nigeria, Poland, Venezuela, Colombia, Mexico and Brazil, as measured by the EMBI+. The remaining EMBI+ countries lagged the overall return of 14.67%.

---------
 (8) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

 (9) On March 20, 2001, after this letter was written, the Fed cut interest rates by an additional 50 basis points.

(10) Return volatility is the standard deviation of monthly returns over the period being measured.

(11) Leverage is the percentage of debt in relation to equity in an organization's capital structure.

(12) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
                                                                          PAGE 3

On February 28, 2001, the top country allocations (as a percentage of total net assets) for the Fund were as follows:

 Brazil                  18.33%
 Argentina               14.50
 Venezuela               11.51
 Mexico                   9.64
 Russia                   4.88
 Bulgaria                 4.17
 Philippines              3.91
 Peru                     3.62
 Algeria                  2.77
 Panama                   2.24
 Ecuador                  2.16
 Colombia                 2.14
 Morocco                  1.78
 Jamaica                  1.15
 Costa Rica               0.95
 Poland                   0.52
 Ivory Coast              0.39
 Croatia                  0.20
 Uruguay                  0.17

The following is a brief description of each sector's highlights over the past twelve months.

LATIN AMERICA

Latin America as a region returned 12.86% for the fiscal year, as measured by the EMBI+, underperforming the EMBI+ return of 14.67%. The key developments in Latin America during the Fund's fiscal year included Mexico's upgrade to investment-grade, Brazil's continued strong fiscal performance, Venezuela's continued improvement in credit quality and Ecuador's successful restructuring of its defaulted Brady bond obligations.(13) Argentina's recession and its continuing financing needs contributed to the underperformance in this region.

ECUADOR

Ecuador returned 68.13% for the period, as measured by the EMBI+, dominating individual country performance. Ecuador completed its debt restructuring of defaulted Brady bonds, exchanging them for two issues of global bonds during the period. The relatively fast resolution of this Brady bond default surprised the market and drove Ecuador's returns. In addition, the Paris Club(14) granted Ecuador a standard rescheduling of US$880 million of bilateral debt. Ecuador continues to face a number of economic and political challenges. President Noboa has developed a good working relationship with the International Monetary Fund ('IMF')(15), an important factor that has been missing in recent years. Ecuador's budget forecasts seem realistic, and are not based on sustained high oil prices. The country still needs comprehensive tax reforms to improve its overall fiscal health.

---------
(13) Brady bonds are public issues, U.S. dollar denominated bonds of developing countries, mainly Latin America, that were exchanged, in a restructuring, for commercial bank loans in default.

(14) The Paris Club is the official group of sovereign lenders who have extended credit to sovereign governments.

(15) The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.
PAGE 4

VENEZUELA

Venezuela returned 16.60% for the period, as measured by the EMBI+. Oil price strength continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement over year earlier levels. A clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. One further promising figure for 2000 was the lowest reported inflation figure in fourteen years, 13.4%, down from 20% in 1999. We think the country continues to be an attractive credit at current spread levels, trading at approximately 100 basis points over the EMBI+. We have maintained our overweight position in Venezuelan debt instruments.

MEXICO

Mexico returned 15.02% for the period, as measured by the EMBI+. Mexico had an extremely eventful second half of the year with the election of the first-ever non-PRI party president and their upgrade to investment-grade credit quality by Moody's Investors Service, Inc.

The fourth quarter of 2000 was dominated by political events as Vincente Fox was sworn in as president and completed the formation of his cabinet. The appointment of Gil Diaz in February as minister of finance was especially well received by the market. The Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. Mexico's progress and its sound fundamentals have been widely recognized by the market. Mexican debt currently trades at approximately 350 basis points under the EMBI+.

BRAZIL

Brazil returned 14.90% for the period, as measured by the EMBI+. Brazilian government officials have made substantial progress in dealing with the country's debt problems and this continues to be at the core of Brazil's solid success. Brazil remains a likely Standard and Poor's Ratings Service(16) upgrade candidate in 2001. Low inflation, continued growth and moderating oil prices should enable Brazil to continue to improve its credit quality. On a spread duration(17) basis we maintain our neutral stance to the EMBI+ in Brazil.

MIDDLE EAST/AFRICA

The primary credits in the Middle East/Africa region experienced varied economic results during the period. Algeria returning 23.69%, as measured by the EMBI+, continues to benefit from rising oil and gas prices and political stability. President Abdelaziz Bouteflika has been very effective in reducing the level of political tension in the country. Morocco returned 5.25% for the fiscal year, as measured by the EMBI+, trailing the EMBI+ return by over 900 basis points. Morocco's economy is highly dependent on the performance of the agricultural sector and two years of drought has severely limited the country's ability to grow. In our view, the rains in January and February this year should propel growth in 2001. The privatization of Maroc Telecom occurred in late December 2000. The government had announced that it will receive $2.2 billion from Vivendi Universal, which we believe should help finance its budget deficit.

EASTERN EUROPE

Non-Latin American countries outperformed Latin countries during the fiscal year, returning 20.66% as measured by the EMBI+ for the period. Russia and Poland positively drove Eastern European returns. Turkey the worst performer in the EMBI+, devalued its currency in the wake of a domestic banking crisis. (For more about Russia and Turkey, please see the next sections.)

---------
(16) Standard & Poor's Ratings Service is a major credit reporting organization.

(17) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
                                                                          PAGE 5

RUSSIA

Russia returned 37.44% for the period, as measured by the EMBI+. Sustained high oil prices are driving Russia's economy. Every $1 increase in the price of oil increases Russia's annual export revenues by approximately $1 billion. Russia's hard currency reserves doubled from 1999 levels to end the year in excess of $26 billion. This reserve position substantially strengthens Russia's credit quality. The Russian Federation Council approved the 2001 Budget in the fourth quarter. We believe that the budget is conservative and the London Club(18) financing received in August should make Russia's 2001 debt service obligations very manageable. Additionally, Russia recently agreed to service its Paris Club debt with scheduled payments due to commence in April 2001. We retained our overweight position in Russia throughout 2000.

TURKEY

Turkey was the worst performer in the EMBI+ for the period, returning negative 7.63%. The November banking crisis became a full-scale balance of payments crisis for Turkey, which ultimately led to the devaluation of the currency. The IMF granted the Turkish Treasury a US$1.4 billion aid package to restore confidence in the banking sector. Political disagreements between the President and the Prime Minister contributed to the severity of the crisis. In our view, the potential for negative political surprises has not disappeared and the political situation remains unpredictable. We will continue to monitor developments in Turkey. We have no exposure to Turkish debt in the Fund.

While past performance is not indicative of future results, the Fund has concluded a successful fiscal year. The markets performed generally well throughout the year, with the exception of the calendar year's fourth quarter when the industrial world began to feel the effects of the global economic slowdown. January 2001 posted solid returns as EMBI+ spreads closing at 674 basis points tightened over 80 basis points. However, negative news surrounding Argentina's large financing needs, an uncertain economic outlook and an unstable political climate put pressure on the emerging debt markets as spreads widened 74 basis points to close out February 2001 at 748 basis points. We continue to remain fully invested in a diversified portfolio of emerging market debt securities although we have reduced the Fund's exposure to market risk over the past few months.

We thank you for your participation in the Salomon Brothers Institutional Series Funds Inc and look forward to helping you pursue your financial goals in the years to come.

Cordially,


HEATH B. MCLENDON                                       PETER J. WILBY

HEATH B. MCLENDON                                       PETER J. WILBY
Chairman of the Board                                   Executive Vice President


JAMES E. CRAIGE                                         BETH A. SEMMEL

JAMES E. CRAIGE                                         BETH A. SEMMEL
Executive Vice President                                Executive Vice President

---------
(18) The London Club is the official group of creditors lending to emerging market governments.

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Salomon Brothers Institutional High Yield Bond Fund ('Fund') versus the Salomon Smith Barney High Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                  SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
                                  (UNAUDITED)


                             [PERFORMANCE GRAPH]

                                         5/15/96  8/96   2/97   8/97   2/98   8/98   2/99   8/99   2/00   8/00   2/28/01
                                         -------  ----   ----   ----   ----   ----   ----   ----   ----   ----   -------
SB Institutional High Yield Bond Fund    10,000   10,370 11,511 12,278 12,791 12,395 12,798 12,590 12,321 12,111 12,170
Salomon Smith Barney High Yield
  Market Index                           10,000   10,170 11,081 11,751 12,602 12,105 12,764 12,781 12,827 12,955 13,147


                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)

                                                              % RETURN
                                                              --------
Year ended 2/28/01..........................................    (1.23)%
Commencement of operations (5/15/96) through 2/28/01........     4.18

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)

Commencement of operations (5/15/96) through 2/28/01........    21.70%

-------------------

* The Salomon Smith Barney High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 28, 2001, the Index returns are for the period June 1, 1996 through February 28, 2001.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 28, 2001, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                                  (UNAUDITED)



                               [PERFORMANCE GRAPH]

                                                10/17/96  2/97   8/97   2/98   8/98  2/99   8/99   2/00   8/00  2/28/01
                                                --------  ----   ----   ----   ----  ----   ----   ----   ----  -------
SB Institutional Emerging Markets Debt Fund     10,000    11,139 12,384 12,766 7,444 9,808 11,116 13,767 15,119 15,610
J.P. Morgan Emerging Markets Bond Index Plus    10,000    11,055 12,094 12,267 8,483 9,998 11,067 13,454 14,868 15,430




                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)

                                                              % RETURN
                                                              --------
Year ended 2/28/01..........................................    13.39%
Commencement of operations (10/17/96) through 2/28/01.......    10.73

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)

Commencement of operations (10/17/96) through 2/28/01.......    56.10%

-------------------

* The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar denominated Brady and other similar sovereign restructured bonds traded in emerging markets.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 28, 2001, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CORPORATE BONDS -- 96.6%
BASIC INDUSTRIES -- 8.2%
$  150,000       AEI Resources Inc., 10.500% due 12/15/05 (a)(b)(c)..........  $    45,750
   250,000       Berry Plastics Corp., 12.250% due 4/15/04...................      227,813
   200,000       GenTek, Inc., 11.000% due 8/1/09............................      205,000
   250,000       Hines Horticulture, Inc., 12.750% due 10/15/05..............      226,250
   125,000       Lyondell Chemical Co., Series B, 9.875% due 5/1/07..........      129,375
   125,000       Murrin Murrin Holdings Property Ltd., 9.375% due 8/31/07....       99,375
   375,000       PCI Chemicals Canada Inc., 9.250% due 10/15/07..............      144,375
   175,000       Radnor Holdings Corp., 10.000% due 12/1/03..................      149,844
   500,000       Republic Technology International Inc., 13.750% due
                   7/15/09...................................................       67,500
   250,000       Tembec Industries Inc., 8.625% due 6/30/09..................      255,625
                                                                               -----------
                                                                                 1,550,907
                                                                               -----------
CONSUMER CYCLICALS -- 10.3%
   125,000       Advance Stores Co., Inc., Series B, 10.250% due 4/15/08.....      114,375
   200,000       Aztar Corp., 8.875% due 5/15/07.............................      198,750
   250,000       Cole National Group, Inc., 8.625% due 8/15/07...............      193,750
   125,000       Finlay Fine Jewelry Corp., 8.375% due 5/1/08................      116,875
   174,000       Guitar Center Management, 11.000% due 7/1/06................      160,950
   250,000       HMH Properties, Inc., Series A, 7.875% due 8/1/05...........      248,750
                 Levi Strauss & Co.:
   100,000         6.800% due 11/1/03........................................       92,500
   100,000         7.000% due 11/1/06........................................       87,500
   200,000       Mattress Discounters Corp., 12.625% due 7/15/07.............      177,000
   375,000       Pillowtex Corp., Series B, 9.000% due 12/15/07 (a)(c).......       16,875
   200,000       Tommy Hilfiger USA, Inc., 6.850% due 6/1/08.................      169,000
   100,000       WestPoint Stevens Inc., 7.875% due 6/15/05..................       84,500
   250,000       Winsloew Furniture, Inc., 12.750% due 8/15/07...............      234,062
   250,000       Worldtex, Inc., Series B, 9.625% due 12/15/07 (a)(c)........       41,250
                                                                               -----------
                                                                                 1,936,137
                                                                               -----------
CONSUMER NON-CYCLICALS -- 18.5%
   200,000       Argosy Gaming Co., 10.750% due 6/1/09 (b)...................      215,250
   200,000       Duane Reade Inc., 9.250% due 2/15/08........................      185,000
    75,000       Elizabeth Arden, Inc., 11.750% due 2/1/11 (b)...............       79,875
   370,000       Flooring America Inc., 9.250% due 10/15/07 (a)(c)...........        9,250
   125,000       French Fragrances Inc., Series B, 10.375% due 5/15/07.......      123,750
       125units  Fresenius Medical Care Capital Trust 1, 9.000% due 12/1/06
                   (d).......................................................      125,938
   250,000       Harrah's Operating Co., Inc., 7.875% due 12/15/05...........      249,063
   200,000       HCA - The Healthcare Co., 8.750% due 9/1/10.................      212,750
   500,000       Home Interiors & Gifts Inc., 10.125% due 6/1/08.............      185,000
   200,000       Horseshoe Gaming, LLC, Series B, 8.625% due 5/15/09.........      199,500
   250,000       Imperial Holly Corp., 9.750% due 12/15/07 (a)(c)............       23,750
   250,000       MGM Grand, Inc., 9.750% due 6/1/07..........................      266,875
   200,000       Mohegan Tribal Gaming Corp., 8.750% due 1/1/09..............      204,000
   250,000       North Atlantic Trading Co., Series B, 11.000% due 6/15/04...      183,750
                 Park Place Entertainment Inc.:
   325,000         7.875% due 12/15/05.......................................      323,781
    50,000         8.875% due 9/15/08........................................       51,313
   125,000       Premier International Foods Corp., 12.000% due 9/1/09.......      119,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CONSUMER NON-CYCLICALS -- 18.5% (CONTINUED)
                 Pueblo Xtra International Inc.:
$   59,000         9.500% due 8/1/03.........................................  $    20,945
   119,000         Series C, 9.500% due 8/1/03...............................       42,245
   250,000       Revlon Consumer Products Corp., 9.000% due 11/1/06..........      183,125
   250,000       Syratech Corp., 11.000% due 4/15/07.........................      155,938
   200,000       Tenet Healthcare Corp., Series B, 7.625% due 6/1/08.........      201,500
   125,000       United Industries Corp., Series B, 9.875% due 4/1/09........       84,531
   250,000       Vlasic Foods International Inc., 10.250% due 7/1/09
                   (a)(c)....................................................       46,250
                                                                               -----------
                                                                                 3,492,754
                                                                               -----------
ENERGY -- 13.6%
   200,000       Belco Oil & Gas Corp., Series B, 8.875% due 9/15/07.........      199,500
   200,000       Comstock Resources Inc., 11.250% due 5/1/07.................      212,000
   250,000       Costilla Energy Inc., 10.250% due 10/1/06 (a)(c)............           --
   200,000       Grey Wolf Inc., 8.875% due 7/1/07...........................      203,000
   250,000       HS Resources, Inc., 9.875% due 12/1/03......................      252,500
   200,000       Key Energy Services Inc., 14.000% due 1/15/09...............      234,500
   125,000       Nuevo Energy Co., 9.375% due 10/1/10 (b)....................      123,437
   125,000       Parker Drilling Co., Series D, 9.750% due 11/15/06..........      129,375
   175,000       Pioneer Natural Resource Co., 9.625% due 4/1/10.............      192,500
   200,000       Plains Resources Inc., Series E, 10.250% due 3/15/06 (b)....      203,000
   200,000       Pride International Inc., 9.375% due 5/1/07.................      209,000
   175,000       Triton Energy Ltd., 8.875% due 10/1/07......................      181,125
   200,000       Vintage Petroleum Inc., 9.750% due 6/30/09..................      217,000
   200,000       Western Gas Resources Inc., 10.000% due 6/15/09.............      211,500
                                                                               -----------
                                                                                 2,568,437
                                                                               -----------
FINANCIAL/LEASING -- 4.9%
                 Contifinancial Corp.:
   250,000         7.500% due 3/15/02 (a)(c).................................       41,875
   625,000         8.125% due 4/1/08 (a)(c)..................................      104,688
   250,000       DVI, Inc., 9.875% due 2/1/04................................      227,500
   200,000       Felcor Lodging L.P., 9.500% due 9/15/08 (b).................      208,000
   125,000       Meristar Hospitality Corp., 9.125% due 1/15/11 (b)..........      127,813
   250,000       Nationwide Credit Inc., Series A, 10.250% due 1/15/08.......       78,750
   125,000       Sovereign Bancorp, Inc., 10.500% due 11/15/06...............      133,125
                                                                               -----------
                                                                                   921,751
                                                                               -----------
HOUSING RELATED -- 0.6%
   125,000       Nortek Inc., Series B, 8.875% due 8/1/08....................      120,312
                                                                               -----------
MANUFACTURING -- 5.1%
   250,000       Aqua Chemical Inc., 11.250% due 7/1/08......................      180,000
   375,000       Breed Technologies Inc., 9.250% due 4/15/08 (a)(c)..........           38
   300,000       Foamex L.P., 9.875% due 6/15/07.............................      160,500
   250,000       High Voltage Engineering Corp., 10.750% due 8/15/04.........      131,250
   250,000       Indesco International Inc., 9.750% due 4/15/08 (a)(c).......       43,750
   125,000       International Utility Structures Inc., 10.750% due 2/1/08...       84,375
   500,000       JH Heafner Co., Series D, 10.000% due 5/15/08...............      137,500
   500,000       Key Plastics Inc., Series B, 10.250% due 3/15/07 (a)(c).....           50
   200,000       Sequa Corp., 9.000% due 8/1/09..............................      203,500
   250,000       Stellex Industries Inc., 9.500% due 11/1/07 (a)(c)..........       23,750
                                                                               -----------
                                                                                   964,713
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
MEDIA -- 11.7%
$  250,000       Adelphia Communications Corp., Series B, 10.500% due
                   7/15/04...................................................  $   259,062
                 Charter Communications Holdings LLC:
   175,000         11.125% due 1/15/11.......................................      186,813
   300,000         Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11
                   (b).......................................................      208,500
   125,000       Citadel Broadcasting Co., 10.250% due 7/1/07................      133,125
   250,000       CSC Holdings Inc., 9.875% due 2/15/13.......................      268,750
   212,000       Hollinger International Publishing Inc., 9.250% due
                   3/15/07...................................................      216,240
   175,000       Mediacom LLC, 9.500% due 1/15/13 (b)........................      174,563
   200,000       NTL Inc., Series B, zero coupon until 2/1/01, 11.500%
                   thereafter, due 2/1/06....................................      198,000
   125,000       Rogers Communications Inc., 8.875% due 7/15/07..............      127,500
   250,000       Telewest Communications PLC, 9.625% due 10/1/06.............      242,500
   350,000       United International Holdings, zero coupon until 2/15/03,
                   10.750% thereafter, due 2/15/08...........................      185,500
                                                                               -----------
                                                                                 2,200,553
                                                                               -----------
SERVICES/OTHER -- 10.1%
   250,000       Allied Waste North America, Inc., Series B, 10.000% due
                   8/1/09....................................................      256,874
   200,000       Avis Group Holdings, Inc., 11.000% due 5/1/09...............      224,000
   125,000       Comforce Operating Inc., 12.000% due 12/1/07................       81,875
   125,000       Crown Castle International Corp., 10.750% due 8/1/11........      134,375
   250,000       DynCorp Inc., 9.500% due 3/1/07.............................      226,249
   500,000       Holt Group, 9.750% due 1/15/06 (a)(c).......................       27,500
   200,000       Mail-Well Corp., Series B, 8.750% due 12/15/08..............      169,000
   250,000       Pierce Leahy Corp., 11.125% due 7/15/06.....................      267,500
   125,000       R.H. Donnelley Corp., 9.125% due 6/1/08.....................      126,875
   500,000       Safety-Kleen Corp., 9.250% due 6/1/08 (a)(c)................        8,125
   200,000       SBA Communications Corp., 10.250% due 2/1/09 (b)............      203,500
   200,000       Sitel Corp., 9.250% due 3/15/06.............................      189,000
                                                                               -----------
                                                                                 1,914,873
                                                                               -----------
TECHNOLOGY -- 1.9%
   250,000       American Business Information Inc., 9.500% due 6/15/08......      141,250
   500,000       Axiohm Transaction Solutions, Inc., 9.750% due 10/1/07
                   (a)(c)....................................................       62,500
   250,000       Polaroid Corp., 11.500% due 2/15/06.........................      158,750
                                                                               -----------
                                                                                   362,500
                                                                               -----------
TELECOMMUNICATIONS -- 7.3%
                 Global Crossing Holding Ltd.:
   125,000         9.125% due 11/15/06.......................................      124,375
    75,000         9.500% due 11/15/09.......................................       74,625
                 ICG Holdings Inc.:
   125,000         Zero coupon until 9/15/00, 13.500% thereafter, due 9/15/05
                   (a)(c)....................................................       13,125
   200,000         Zero coupon until 5/1/01, 12.500% thereafter, due 5/1/06
                   (a)(c)....................................................       15,500
                 Intermedia Communications, Series B:
   125,000         8.500% due 1/15/08........................................      123,437
   125,000         9.500% due 3/1/09.........................................      125,313
   200,000       Leap Wireless International Inc., 12.500% due 4/15/10.......      132,000
   450,000       Nextel Communications, Inc., zero coupon until 10/31/02,
                   9.750% thereafter, due 10/31/07...........................      349,875
    50,000       Nextlink Communications, 10.750% due 6/1/09.................       43,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
TELECOMMUNICATIONS -- 7.3% (CONTINUED)
$  125,000       Price Communication Wireless Inc., Series B, 9.125% due
                   12/15/06..................................................  $   130,625
   200,000       PSINet Inc., 11.500% due 11/1/08............................       44,000
   200,000       TeleCorp PCS, Inc., 10.625% due 7/15/10.....................      206,000
                                                                               -----------
                                                                                 1,382,625
                                                                               -----------
TRANSPORTATION -- 1.8%
   250,000       Enterprises Shipholding Inc., 8.875% due 5/1/08.............      116,250
   250,000       Stena AB, 8.750% due 6/15/07................................      216,250
                                                                               -----------
                                                                                   332,500
                                                                               -----------
UTILITIES -- 2.6%
   225,000       AES Corp., 9.375% due 9/15/10...............................      236,250
   250,000       Calpine Corp., 8.750% due 7/15/07...........................      255,313
                                                                               -----------
                                                                                   491,563
                                                                               -----------
                 TOTAL CORPORATE BONDS
                 (Cost -- $24,916,608).......................................   18,239,625
                                                                               -----------
CONVERTIBLE CORPORATE BONDS -- 0.7%
   150,000       Analog Devices, Inc., 4.750% due 10/1/05
                   (Cost -- $136,637)........................................      131,625
                                                                               -----------

COLLATERALIZED MORTGAGE OBLIGATION -- 1.5%
   370,387       Airplanes Pass-Through Trust, 10.875% due 3/15/19
                   (Cost -- $377,526)........................................      276,357
                                                                               -----------

  SHARES                                   SECURITY                               VALUE
  ------                                   --------                               -----
PREFERRED STOCK -- 1.2%
       280       Rural Cellular Corp., 12.250% (e)...........................       227,500
                 TCR Holding Corp. (c):
       439         Class B Shares............................................             4
       241         Class C Shares............................................             2
       636         Class D Shares............................................             6
     1,316         Class E Shares............................................            13
                                                                               ------------
                 TOTAL PREFERRED STOCK
                 (Cost -- $276,000)..........................................       227,525
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

 WARRANTS                                  SECURITY                               VALUE
 --------                                  --------                               -----
WARRANTS (C) -- 0.0%
       200       Leap Wireless International, Inc. (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant exercisable
                   for 5.146 shares of common stock).........................  $        625
       500       Mattress Discounters Corp. (Exercise price of $0.01 per
                   share expiring on 7/15/07. Each warrant exercisable for
                   4.85 shares of Class A common stock and 0.539 of Class L
                   common stock).............................................         3,813
       500       Republic Technologies International Inc. (Exercise price of
                   $0.01 per share expiring on 7/15/09. Each warrant
                   exercisable for 1 share of Class D common stock)..........            50
       250       Winsloew Furniture, Inc. (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298
                   shares of common stock)...................................         2,531
                                                                               ------------
                 TOTAL WARRANTS
                 (Cost -- $18,668)...........................................         7,019
                                                                               ------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $25,725,439*)......................................  $ 18,882,151
                                                                               ------------
                                                                               ------------

---------

(a) Security is currently in default.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Non-income producing security.

(d) Each unit is comprised of a $1,000 par value senior note due 12/1/06.

(e) Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional stock.

 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                        PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

  FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
SOVEREIGN BONDS  --  93.6%
ARGENTINA  --  16.9%
             Republic of Argentina:
 1,850,000ARS  8.750% due 7/10/02........................................  $ 1,743,625
 2,900,000     11.912% due 4/10/05'DD'...................................    2,780,375
 2,000,000     11.750% due 4/7/09........................................    1,860,000
   330,000     11.375% due 3/15/10.......................................      298,650
   700,000     12.375% due 2/21/12.......................................      664,125
 1,000,000     11.750% due 6/15/15.......................................      907,500
   425,000     11.375% due 1/30/17.......................................      379,950
   400,000     Par Bond, 6.000% due 3/31/23..............................      278,750
   275,000     Zero coupon due 10/15/02..................................      246,812
                                                                           -----------
                                                                             9,159,787
                                                                           -----------
BRAZIL  --  21.4%
             Federal Republic of Brazil:
 2,175,000     10.250% due 1/11/06.......................................    2,158,144
 6,485,000     12.250% due 3/6/30........................................    6,005,110
 4,212,000     11.000% due 8/17/40.......................................    3,422,250
                                                                           -----------
                                                                            11,585,504
                                                                           -----------
BULGARIA  --  4.9%
 3,535,000   Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12
               (b).......................................................    2,637,994
                                                                           -----------
COLOMBIA  --  2.5%
             Republic of Colombia:
   750,000     8.700% due 2/15/16........................................      523,828
   700,000     11.750% due 2/25/20.......................................      651,000
   250,000     8.375% due 2/15/27........................................      178,750
                                                                           -----------
                                                                             1,353,578
                                                                           -----------
COSTA RICA  --  1.1%
             Republic of Costa Rica:
   125,000     9.335% due 5/15/09........................................      129,063
   450,000     9.995% due 8/1/20 (c).....................................      471,375
                                                                           -----------
                                                                               600,438
                                                                           -----------
CROATIA  --  0.2%
   129,545   Republic of Croatia, Series A, 6.250% due 7/31/10 (b).......      126,388
                                                                           -----------
ECUADOR  --  2.5%
             Republic of Ecuador:
   500,000     12.000% due 11/15/12 (b)..................................      364,000
 2,280,000     4.000% due 8/15/30 (b)(c).................................    1,002,060
                                                                           -----------
                                                                             1,366,060
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
IVORY COAST  --  0.5%
             Republic of Ivory Coast:
 1,375,000     FLIRB, due 3/29/18 (d)(e).................................  $   158,125
   712,500     PDI Bond, due 3/29/18 (d)(e)..............................       90,844
                                                                           -----------
                                                                               248,969
                                                                           -----------
JAMAICA  --  1.3%
   700,000   Government of Jamaica, 12.750% due 9/1/07...................      729,750
                                                                           -----------
MEXICO  --  11.1%
 3,000,000   Pemex Project, 8.500% due 2/15/08...........................    2,951,250
             United Mexican States:
    32,000     11.375% due 9/15/16.......................................       37,512
   750,000     Discount Bond, Series A, 7.533% due 12/31/19 (b)..........      729,844
   900,000     Discount Bond, Series D, 7.448% due 12/31/19 (b)..........      875,813
   800,000     Par Bond, Series A, 6.250% due 12/31/19...................      718,000
   750,000     Par Bond, Series B, 6.250% due 12/31/19...................      673,125
                                                                           -----------
                                                                             5,985,544
                                                                           -----------
PANAMA  --  2.6%
 1,625,000   Republic of Panama, 8.875% due 9/30/27......................    1,413,750
                                                                           -----------
PERU  --  4.2%
 3,675,000   Government of Peru, FLIRB, 3.750% due 3/7/17 (b)............    2,287,687
                                                                           -----------
PHILIPPINES  --  4.6%
             Republic of the Philippines:
 1,625,000     9.875% due 1/15/19........................................    1,334,531
   416,666     FLIRB, Series B, 7.500% due 6/1/08 (b)....................      370,833
   800,000     NMB, 6.875% due 1/5/05 (b)................................      763,000
                                                                           -----------
                                                                             2,468,364
                                                                           -----------
POLAND  --  0.6%
   425,000   Republic of Poland, Par Bond, 4.250% due 10/27/24 (b).......      330,969
                                                                           -----------
RUSSIA  --  5.6%
             Russia:
 1,750,000     10.000% due 6/26/07.......................................    1,382,342
   219,432     8.250% due 3/31/10 (c)....................................      148,460
 1,114,250     2.500% due 3/31/30 (b)....................................      453,012
 1,195,000     Ministry of Finance, 12.750% due 6/24/28..................    1,059,442
                                                                           -----------
                                                                             3,043,256
                                                                           -----------
URUGUAY  --  0.2%
   100,000   Republic of Uruguay, 8.750% due 6/22/10.....................      104,750
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

  FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
VENEZUELA  --  13.4%
             Republic of Venezuela:
 1,665,000     13.625% due 8/15/18.......................................  $ 1,606,725
 2,325,000     9.250% due 9/15/27........................................    1,619,944
 1,300,000     Discount Bond, Series W-A, 7.563% due 3/31/20
                 (including 9,282 rights) (b)............................    1,008,150
 1,500,000     Discount Bond, Series W-B, 7.563% due 3/31/20
                 (including 10,710 rights) (b)...........................    1,162,500
 2,400,000     Par Bond, 6.750% due 3/31/20 (including 12,000 rights)....    1,873,500
                                                                           -----------
                                                                             7,270,819
                                                                           -----------
             TOTAL SOVEREIGN BONDS
             (Cost  --  $49,061,896).....................................   50,713,607
                                                                           -----------

LOAN PARTICIPATIONS (f)  --  5.3%
ALGERIA  --  3.2%
             The People's Democratic Republic of Algeria:
   858,040     Tranche 1, 7.687% due 9/4/06 (Chase Manhattan Bank and
                 CS First Boston) (b)....................................      750,786
 1,215,000     Tranche 3, 7.687% due 3/4/10 (Chase Manhattan Bank) (b)...      999,337
                                                                           -----------
                                                                             1,750,123
                                                                           -----------
MOROCCO  --  2.1%
 1,262,826   Kingdom of Morocco, Tranche A, 7.562% due 1/1/09
               (J.P. Morgan, Chase Manhattan Bank, ING Barings and
               Merrill Lynch) (b)........................................    1,122,339
                                                                           -----------
             TOTAL LOAN PARTICIPATIONS
             (Cost  --  $2,696,631)......................................    2,872,462
                                                                           -----------
  SHARES
  ------
RIGHTS (e)  --  0.2%
 5,923,000   Mexico Rights (Cost  --  $0)................................      106,614
                                                                           -----------
CONTRACTS
---------
PURCHASED CALL OPTIONS (e) -- 0.1%
        55   Russia, 2.500% due 3/31/30, Expires 3/14/01, exercise price
               $41
               (Cost  --  $54,450).......................................       40,700
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2001
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                SECURITY                               VALUE
---------                              --------                               -----
REPURCHASE AGREEMENT -- 0.8%
$  427,000   SBC Warburg Dillon Read Inc., 5.370% due 3/1/01; Proceeds at
               maturity  --  $427,064; (Fully collateralized by U.S.
               Treasury Notes and Bonds, 6.000% to 7.000% due 7/15/06
               to 2/15/26; Market value  --  $435,540)
               (Cost  --  $427,000)......................................  $   427,000
                                                                           -----------
             TOTAL INVESTMENTS  --  100%
             (Cost  --  $52,239,977*)....................................  $54,160,383
                                                                           -----------
                                                                           -----------

---------

(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Interest rate shown reflects current rate on instruments with variable rate or step coupon rate.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Security is currently in default.
(e)   Non-income producing security.
(f) Participation interest was acquired through the financial institutions indicated parenthetically.
 'DD' The following securities were held in escrow at February 28, 2001, to cover outstanding written put options:

   FACE                SECURITY HELD            MARKET VALUE                                                       NUMBER OF
  AMOUNT                 IN ESCROW              OF SECURITIES                  WRITTEN PUT OPTIONS                 CONTRACTS
  ------                 ---------              -------------                  -------------------                 ---------
$2,900,000    Republic of Argentina, 11.912%     $2,780,375     Russia, 2.500% due 3/31/30, Expires 3/14/01 @ $41     55
                        due 4/10/05

 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

   ARS     --  Argentinean Peso.
   FLIRB   --  Front-Loaded Interest Reduction Bonds.
   NMB     --  New Money Bond.
   PDI     --  Past Due Interest.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                        PAGE 17

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
ASSETS:
    Investments, at value (Cost  --  $25,725,439 and
      $52,239,977, respectively)............................  $18,882,151   $54,160,383
    Cash....................................................        9,286           375
    Interest receivable.....................................      466,845     1,539,283
    Receivable for securities sold..........................       87,042    12,945,329
    Receivable from investment manager......................       18,465            --
    Deferred organization costs.............................        2,615         8,030
                                                              -----------   -----------
    TOTAL ASSETS............................................   19,466,404    68,653,400
                                                              -----------   -----------

LIABILITIES:
    Administration fee payable..............................          918         2,524
    Payable for securities purchased........................           --     5,325,422
    Written options, at value (Premiums
      received  --  $51,700) (Note 1).......................           --        68,200
    Management fee payable..................................           --        21,461
    Accrued expenses........................................       54,861        44,599
                                                              -----------   -----------
    TOTAL LIABILITIES.......................................       55,779     5,462,206
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $19,410,625   $63,191,194
                                                              -----------   -----------
                                                              -----------   -----------

NET ASSETS:
    Par value of capital shares.............................  $     3,016   $     9,894
    Capital paid in excess of par value.....................   31,579,829    60,583,772
    Undistributed net investment income.....................      349,736     1,184,198
    Accumulated net realized loss from security transactions
      and options...........................................   (5,678,668)     (490,576)
    Net unrealized appreciation (depreciation) of
      investments and options...............................   (6,843,288)    1,903,906
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $19,410,625   $63,191,194
                                                              -----------   -----------
                                                              -----------   -----------
SHARES OUTSTANDING..........................................    3,015,950     9,894,416
                                                              -----------   -----------
                                                              -----------   -----------
NET ASSET VALUE, PER SHARE..................................        $6.44         $6.39
                                                              -----------   -----------
                                                              -----------   -----------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 18

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INVESTMENT INCOME:
    Interest................................................  $ 4,093,235   $ 7,122,235
    Dividends...............................................       27,872            --
                                                              -----------   -----------
    TOTAL INVESTMENT INCOME.................................    4,121,107     7,122,235
                                                              -----------   -----------

EXPENSES:
    Management fee (Note 2).................................      184,992       378,009
    Registration fees.......................................       40,854        40,775
    Audit fees..............................................       28,810        29,650
    Custody and administration fees (Note 2)................       24,951        39,088
    Shareholder and system servicing fees...................       22,847        11,194
    Shareholder communications..............................       16,060        15,422
    Amortization of deferred organization costs (Note 1)....       12,749        12,749
    Legal...................................................       10,029        12,600
    Directors' fees.........................................        5,840         4,718
    Other...................................................        7,132         8,234
                                                              -----------   -----------
    TOTAL EXPENSES..........................................      354,264       552,439
    Less: Management fee waiver (Note 2)....................     (150,773)     (147,430)
                                                              -----------   -----------
    NET EXPENSES............................................      203,491       405,009
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    3,917,616     6,717,226
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 1 AND 3):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
      securities)...........................................   (3,416,626)    4,619,502
    Options purchased.......................................           --        18,800
                                                              -----------   -----------
  NET REALIZED GAIN (LOSS)..................................   (3,416,626)    4,638,302
                                                              -----------   -----------
  Change in Net Unrealized Depreciation
  of Investments and Options:
    Security transactions...................................   (1,301,978)   (3,958,524)
    Options written.........................................           --       (16,500)
    Options purchased.......................................           --       (13,750)
                                                              -----------   -----------
  CHANGE IN NET UNREALIZED DEPRECIATION.....................   (1,301,978)   (3,988,774)
                                                              -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND OPTIONS..................   (4,718,604)      649,528
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........  $  (800,988)  $ 7,366,754
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                        PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED FEBRUARY 28, 2001
AND THE YEAR ENDED FEBRUARY 29, 2000
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                  2001               2000
                                                                  ----               ----
OPERATIONS:
    Net investment income...................................  $   3,917,616      $   3,994,886
    Net realized loss.......................................     (3,416,626)        (1,550,604)
    Increase in net unrealized depreciation.................     (1,301,978)        (4,039,797)
                                                              -------------      -------------
    DECREASE IN NET ASSETS FROM OPERATIONS..................       (800,988)        (1,595,515)
                                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................     (4,340,214)        (3,600,480)
                                                              -------------      -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................     (4,340,214)        (3,600,480)
                                                              -------------      -------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................     20,411,167         19,230,876
    Net asset value of shares issued for reinvestment of
      dividends.............................................      4,340,214          3,477,771
    Cost of shares reacquired...............................    (51,614,224)        (3,464,575)
                                                              -------------      -------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................    (26,862,843)        19,244,072
                                                              -------------      -------------
INCREASE (DECREASE) IN NET ASSETS...........................    (32,004,045)        14,048,077
NET ASSETS:
    Beginning of year.......................................     51,414,670         37,366,593
                                                              -------------      -------------
    END OF YEAR*............................................  $  19,410,625      $  51,414,670
                                                              -------------      -------------
                                                              -------------      -------------
* Includes undistributed net investment income of:..........       $349,736           $781,050
                                                              -------------      -------------
                                                              -------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 20

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED FEBRUARY 28, 2001
AND THE YEAR ENDED FEBRUARY 29, 2000
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                                  2001               2000
                                                                  ----               ----
OPERATIONS:
    Net investment income...................................  $   6,717,226      $   5,175,861
    Net realized gain.......................................      4,638,302          4,701,749
    Increase (decrease) in net unrealized appreciation......     (3,988,774)         6,071,429
                                                              -------------      -------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................      7,366,754         15,949,039
                                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................     (6,195,030)        (4,900,147)
                                                              -------------      -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................     (6,195,030)        (4,900,147)
                                                              -------------      -------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................     43,032,370         26,831,439
    Net asset value of shares issued for reinvestment of
      dividends.............................................      6,195,030          4,405,082
    Cost of shares reacquired...............................    (49,637,399)       (10,379,302)
                                                              -------------      -------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................       (409,999)        20,857,219
                                                              -------------      -------------
INCREASE IN NET ASSETS......................................        761,725         31,906,111
NET ASSETS:
    Beginning of year.......................................     62,429,469         30,523,358
                                                              -------------      -------------
    END OF YEAR*............................................  $  63,191,194      $  62,429,469
                                                              -------------      -------------
                                                              -------------      -------------
* Includes undistributed net investment income of...........     $1,184,198           $662,002
                                                              -------------      -------------
                                                              -------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                        PAGE 21

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high-yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

    Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (B) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT FUND

    The following written put option transaction occurred during the year ended February 28, 2001:

                                                              NUMBER OF
                                                              CONTRACTS   PREMIUMS
                                                              ---------   --------
Options written, outstanding at February 29, 2000...........      --      $     0
Options written.............................................      55       51,700
                                                                 ---      -------
Options written, outstanding at February 28, 2001...........      55      $51,700
                                                                 ---      -------
                                                                 ---      -------

    The following represents the written put option contracts open at February 28, 2001:

NUMBER OF                                                              STRIKE
CONTRACTS                                                 EXPIRATION   PRICE     VALUE
---------                                                 ----------   -----     -----
   55      Russia, 2.500% due 3/31/30 (Premiums
             received  --  $51,700).....................   3/14/01      $41     $(68,200)
                                                                                --------
                                                                                --------

    (C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitors the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that the market value of the collateral (plus accrued interest) equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (D) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

    (E) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

    (F) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The total cost of the Emerging Markets Debt Fund's loan participations at February 28, 2001 was $2,696,631.

    (G) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income,
                                                                        PAGE 23

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

    (I) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

    (J) DEFERRED ORGANIZATION COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60-month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by Salomon Brothers Asset Management Inc ('SBAM') are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.

    (K) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2001, reclassifications were made to the capital accounts of the High Yield Bond Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    (L) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. SBAM also acts as the administrator of each Fund for which it receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the year ended February 28, 2001, SBAM waived management fees of $150,773 and $147,430 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.
PAGE 24

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. PORTFOLIO ACTIVITY

During the year ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                    BOND FUND      DEBT FUND
                                                    ---------      ---------
Purchases........................................  $ 26,676,536   $136,405,924
                                                   ------------   ------------
                                                   ------------   ------------
Sales............................................  $ 51,716,328   $138,924,168
                                                   ------------   ------------
                                                   ------------   ------------

At February 28, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                    BOND FUND      DEBT FUND
                                                    ---------      ---------
Gross unrealized appreciation....................  $    507,364   $  2,693,915
Gross unrealized depreciation....................    (7,350,652)      (773,509)
                                                   ------------   ------------
Net unrealized appreciation (depreciation).......  $ (6,843,288)  $  1,920,406
                                                   ------------   ------------
                                                   ------------   ------------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease
                                                                        PAGE 25

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. CAPITAL STOCK

At February 28, 2001, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 28, 2001:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   2,825,850    6,665,647
Shares issued for reinvestment of dividends...........     717,390    1,023,972
Shares reacquired.....................................  (7,296,365)  (7,686,285)
                                                        ----------   ----------
Net increase (decrease)...............................  (3,753,125)       3,334
                                                        ----------   ----------
                                                        ----------   ----------

For the Year Ended February 29, 2000:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   2,408,383    4,702,059
Shares issued for reinvestment of dividends...........     452,246      734,180
Shares reacquired.....................................    (437,990)  (1,708,096)
                                                        ----------   ----------
Net increase..........................................   2,422,639    3,728,143
                                                        ----------   ----------
                                                        ----------   ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 28, 2001, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $4,813,000 and $20,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on February 28, of the years below:

                                               2007        2008         2009
                                               ----        ----         ----
High Yield Bond Fund.......................  $112,000   $1,499,000   $3,202,000
Emerging Markets Debt Fund.................    20,000           --           --

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                             HIGH YIELD BOND FUND
                                              --------------------------------------------------
                                              2001(1)   2000(1)(2)    1999      1998     1997(3)
                                              -------   ----------    ----      ----     -------
NET ASSET VALUE, BEGINNING OF YEAR..........  $  7.60    $  8.60     $  9.67   $ 11.13   $10.00
                                              -------    -------     -------   -------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................     0.78       0.80        1.04      1.51     0.57
  Net realized and unrealized gain (loss)...    (0.94)     (1.11)      (1.05)    (0.34)    0.93
                                              -------    -------     -------   -------   ------
Total Income (Loss) From Operations.........    (0.16)     (0.31)      (0.01)     1.17     1.50
                                              -------    -------     -------   -------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................    (1.00)     (0.69)      (1.00)    (1.66)   (0.36)
  Net realized gains........................       --         --       (0.06)    (0.97)   (0.01)
                                              -------    -------     -------   -------   ------
Total Distributions.........................    (1.00)     (0.69)      (1.06)    (2.63)   (0.37)
                                              -------    -------     -------   -------   ------
NET ASSET VALUE, END OF YEAR................  $  6.44    $  7.60     $  8.60   $  9.67   $11.13
                                              -------    -------     -------   -------   ------
                                              -------    -------     -------   -------   ------
NET ASSETS, END OF YEAR (000S)..............  $19,411    $51,415     $37,367   $22,664   $6,575
                                              -------    -------     -------   -------   ------
                                              -------    -------     -------   -------   ------
TOTAL RETURN................................    (1.2)%     (3.7)%       0.1%     11.1%    15.1%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...............................     0.55%      0.55%       0.55%     0.55%    0.55%'D'
  Net investment income.....................    10.59%      9.70%       8.80%     9.10%    9.36%'D'
PORTFOLIO TURNOVER RATE.....................       80%        39%        102%      189%     151%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned from
  and fees waived by the custodian, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share.........    $0.75      $0.77       $0.94     $0.93    $0.29
    Expense ratio...........................     0.96%      0.89%       1.39%     4.03%    5.22%'D'

-------------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the year ended February 29, 2000.

(3)  For the period from May 15, 1996 (inception date) to February 28, 1997.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                          EMERGING MARKETS DEBT FUND
                                              --------------------------------------------------
                                              2001(1)   2000(1)(2)    1999      1998     1997(3)
                                              -------   ----------    ----      ----     -------
NET ASSET VALUE, BEGINNING OF YEAR..........  $  6.31    $  4.95     $  7.21   $ 10.91   $10.00
                                              -------    -------     -------   -------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................     0.79       0.65        0.62      1.69     0.35
  Net realized and unrealized gain (loss)...     0.01       1.32       (2.29)    (0.27)    0.78
                                              -------    -------     -------   -------   ------
Total Income (Loss) From Operations.........     0.80       1.97       (1.67)     1.42     1.13
                                              -------    -------     -------   -------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................    (0.72)     (0.61)      (0.59)    (1.77)   (0.20)
  Net realized gains........................       --         --       (0.00)*   (3.35)   (0.02)
                                              -------    -------     -------   -------   ------
Total Distributions.........................    (0.72)     (0.61)      (0.59)    (5.12)   (0.22)
                                              -------    -------     -------   -------   ------
NET ASSET VALUE, END OF YEAR................  $  6.39    $  6.31     $  4.95   $  7.21   $10.91
                                              -------    -------     -------   -------   ------
                                              -------    -------     -------   -------   ------
NET ASSETS, END OF YEAR (000s)..............  $63,191    $62,429     $30,523   $14,596   $6,211
                                              -------    -------     -------   -------   ------
                                              -------    -------     -------   -------   ------
TOTAL RETURN................................    13.4%      40.4%      (23.1)%    14.6%    11.4%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...............................     0.75%      0.75%       0.75%     0.75%    0.75%'D'
  Net investment income.....................    12.44%     11.12%      13.61%     8.53%    8.94%'D'
PORTFOLIO TURNOVER RATE.....................      266%       203%        295%      549%     136%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned from
  and fees waived by the custodian, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share.........    $0.78      $0.63       $0.59     $1.18    $0.08
    Expense ratio...........................     1.02%      1.02%       1.50%     3.34%    7.57%'D'

-------------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the year ended February 29, 2000.

(3)  For the period from October 17, 1996 (inception date) to February 28, 1997.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *   Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the 'Fund') at February 28, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
April 17, 2001

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

TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
CFBDS, Inc.

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
PFPC Trust Company
8800 Tinicom Blvd.
Suite 200
Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9764
Providence, RI 02940-9764

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

DIRECTORS

CHARLES F. BARBER
Consultant; formerly Chairman;
ASARCO Inc.

CAROL L. COLMAN
Consultant, Colman Consulting

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Salomon Smith Barney Inc.; President and Director,
SSB Citi Fund Management LLC and Travelers Investment Adviser, Inc.

OFFICERS

HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

THOMAS K. FLANAGAN
Executive Vice President

MAUREEN O'CALLAGHAN
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Controller

CHRISTINA T. SYDOR
Secretary

       ---------------------------------------------------------
                 Salomon Brothers Institutional Series Funds Inc
                 ---------------------------------------------------------

   [SSB CITI LOGO]
----------------------
Asset Management Group

 A member of citigroup                                   INSTANN 2/01


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'
 The double dagger symbol shall be expressed as......................... 'DD'